UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2021

DIME COMMUNITY BANCSHARES, INC.

(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway
Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market, LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 1, 2021, the Board of Directors of Dime Community Bancshares, Inc. (the “Company”) authorized the restatement of the Company’s Certificate of Incorporation in a single certificate, without amendment or change. The Restated Certificate of Incorporation was filed with the New York Department of State and became effective on February 2, 2021. The Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions. None.

(d)	Exhibits.

3.1	Restated Certificate of Incorporation of Dime Community Bancshares, Inc.

104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

DATE: February 2, 2021	By:	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck
Executive Vice President, General Counsel and Corporate Secretary